UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

September 1, 2018
Date of report (Date of earliest event reported)
RENASANT CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
209 Troy Street, Tupelo, Mississippi 38804-4827
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (662) 680-1001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
Renasant Corporation (“Renasant”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on September 7, 2018 (the “Original Report”) to report under Item 2.01 thereof the completion of Renasant’s previously-announced acquisition of Brand Group Holdings, Inc. (“Brand”), effective as of September 1, 2018. This Form 8-K/A amends and supplements Item 9.01 of the Original Report to include the consolidated financial statements and unaudited pro forma financial information required by Item 9.01(a) and (b) of Form 8-K, respectively. Such financial information was excluded from the Original Report in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. This Form 8-K/A should be read in conjunction with the Original Report and makes no other amendments to the Original Report.
Item 9.01.    Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.
Audited financial statements of Brand as of and for the fiscal year ended December 31, 2017 are filed as Exhibit 99.1. Unaudited financial statements of Brand as of and for the three months ended March 31, 2018 are filed as Exhibit 99.2. Renasant is filing interim financial statements of Brand as of and for the three months ended March 31, 2018 in reliance on General Instruction B.3 of Form 8-K and the guidance set forth in Section 2045.16 of the Securities and Exchange Commission Division of Corporation Finance’s Financial Reporting Manual.
(b)    Pro forma financial information.
The required unaudited pro forma condensed combined financial information as of and for the six-month period ended June 30, 2018 and the twelve-month period ended December 31, 2017 is filed as Exhibit 99.3.

(d)    Exhibits.

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger by and among Renasant Corporation, Renasant Bank, Brand Group Holdings, Inc. and The Brand Banking Company dated as of March 28, 2018*
23.1	Consent of Porter Keadle Moore, LLC
99.1
Audited consolidated financial statements of Brand as of and for the fiscal year ended December 31, 2017 (incorporated by reference to the Registration Statement on Form S-4 of Renasant Corporation (File No. 333-225395), including the report of Porter Keadle Moore, LLC on such audited financial statements, filed with the Securities and Exchange Commission on June 1, 2018).

99.2
Unaudited consolidated financial statements of Brand as of and for the three-month period ended March 31, 2018 (incorporated by reference to the Registration Statement on Form S-4 of Renasant Corporation (File No. 333-225395) filed with the Securities and Exchange Commission on June 1, 2018).

99.3	Unaudited pro forma condensed combined financial information as of and for the six-month period ended June 30, 2018 and the twelve-month period ended December 31, 2017.
99.4	Press release dated September 4, 2018 issued by Renasant Corporation*
    *    Previously filed with the Original Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: November 16, 2018	By:	/s/ C. Mitchell Waycaster
C. Mitchell Waycaster
President and Chief Executive Officer